United States
Securities and Exchange Commission
Washington, D.C. 20549

______________________________________________________

SCHEDULE 14A INFORMATION

______________________________________________________

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TFF PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 22, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), to be held on Tuesday, June 4, 2024 at 11:00 a.m. ET.

This year’s Annual Meeting will be held virtually by means of remote communication. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from any location that has Internet connectivity. There will be no physical in-person meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying Proxy Statement.

In accordance with the Securities and Exchange Commission, or SEC, rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 12, 2024 a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the attached Proxy Statement.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting. We urge you to read this information carefully.

Whether or not you attend the Annual Meeting via the Internet, and regardless of the number of shares of TFF that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock via the Internet or, if you receive a paper copy of the proxy card by mail, by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of TFF, we thank you for your participation.

Sincerely,
Harlan Weisman, M.D. President, Chief Executive Officer and Director

TFF PHARMACEUTICALS, INC.
1751 River Run, Suite 400
Fort Worth, Texas 76107

(817) 438-6168

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2024

The 2024 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), will be held on Tuesday, June 4, 2024 at 11:00 a.m. ET. This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from virtually any location around the world. In order to attend and vote at the Annual Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of June 3, 2024 at 5:00 p.m. ET. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. We will consider and act on the following items of business at the Annual Meeting:

1.      To elect seven (7) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified. The director nominees named in the Proxy Statement for election to our Board are: Harlan Weisman, M.D., Brandi Roberts, Robert S. Mills, Stephen C. Rocamboli, Catherine Lee, Michael Patane, Ph.D. and Thomas B. King;

2.      To approve an amendment to our 2021 Stock Incentive Plan to increase the number of shares reserved under the plan;

3.      To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

4.      To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes each of these items of business in detail. Only stockholders of record at the close of business on April 12, 2024 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet or, if you receive a paper copy of the proxy card by mail, by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting instructions are provided on your Notice of Internet Availability of Proxy Materials, the proxy card, if provided, and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote at the meeting even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,
Harlan Weisman, M.D. President, Chief Executive Officer and Director

Fort Worth, Texas
April 22, 2024

i

TFF PHARMACEUTICALS, INC.
1751 River Run, Suite 400
Fort Worth, Texas 76107
(817) 438-6168

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2024

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), for use at our 2024 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”). This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. The Annual Meeting will be held on Tuesday, June 4, 2024 at 11:00 a.m. ET, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’
Meeting to Be Held Via the Internet on Tuesday, June 4, 2024 at 11:00 a.m. ET

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card
are available at — http://annualgeneralmeetings.com/tffp2024

We intend to mail or make available, as the case may be, this Proxy Statement, the proxy card and the Notice of Annual Meeting on or about April 24, 2024 to all stockholders of record entitled to vote at the Annual Meeting. If you would like a hard copy of the Annual Report, Notice of Meeting, Proxy Statement and Proxy Card for this Annual Meeting, or any future stockholder meetings, mailed or emailed to you, please telephone us at (800) 785-7782 or email us at cs@pacificstocktransfer.com.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to holders of our common stock. All such stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the circulation of proxy materials.

We intend to mail the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting on or about April 24, 2024.

Why am I receiving these materials?

Our Board is providing these proxy materials to you, and is soliciting the enclosed proxy card, for use at the Annual Meeting to be held on Tuesday, June 4, 2024 at 11:00 a.m., ET, or at any adjournment of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

How do I attend the Annual Meeting?

The meeting will be held virtually via a live audio webcast on Tuesday, June 4, 2024 at 11:00 a.m., ET. We believe that a virtual meeting provides expanded stockholder access and participation and improved communications, while affording stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.

You are entitled to attend and participate in the Annual Meeting if you were a stockholder as of the close of business on April 12, 2024, the record date, or hold a valid proxy for the meeting. In order to attend the Annual Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of June 3, 2024 at 5:00 p.m. ET. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. The meeting webcast will begin promptly at 11:00 a.m. ET. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

If you hold your shares of common stock as a record holder (that is, your shares are in your name), you can register to attend the Annual Meeting at https://register.proxypush.com/tffp by using the control number found on your Notice of Internet Availability of Proxy Materials. If you hold your shares in “street name” (that is, your shares are held of record by a broker, bank or other nominee), you will receive a control number from your broker, bank or other nominee which you can use to register at https://register.proxypush.com/tffp. In either case, once you have registered to attend, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. If you hold your shares of common stock as a record holder, you will be able to vote your shares at the Annual Meeting provided you register in a timely basis. However, if you hold your shares in “street name,” in order to vote your shares at the meeting you will need to follow the procedures set forth in the section below “How do I vote at the Annual Meeting?”

How do I vote at the Annual Meeting?

Only stockholders of record at the close of business on April 12, 2024 will be entitled to vote at the meeting. On this record date, there were 2,519,220 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 12, 2024 your shares were registered directly in your name with our transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the virtual meeting or vote through the Internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote through the Internet or by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 12, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability of Proxy Materials is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual Annual Meeting, you must, in addition to registering in advance at https://register.proxypush.com/tffp, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank, to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to vote at the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to cs@pacificstocktransfer.com. You may also mail or fax proof of your legal proxy to:

Pacific Stock Transfer Company
Attn: Proxy Department — Legal Proxy
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119
Fax: 702-433-1979

Requests for registration must be labeled as “Legal Proxy” and be received no later than May 31, 2024. You will receive a confirmation of your registration by email after we receive your registration materials, including instructions for voting at the Annual Meeting.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. We will also post a recording of the meeting on our investor relations website, which will be available for replay following the meeting for 60 days.

What am I voting on?

There are three matters scheduled for a vote:

•        Proposal 1:    the election of seven (7) directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•        Proposal 2:    the approval of an amendment to our 2021 Stock Incentive Plan to increase the number of shares reserved under the plan; and

•        Proposal 3:    the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For Proposals Nos. 2 and 3, you may vote “For” or “Against” the proposal, or “Abstain.”

YOUR VOTE IS VERY IMPORTANT.    You should vote your shares of common stock via the Internet or, if you receive a paper copy of the proxy card by mail, by promptly marking, dating, signing, and returning the proxy card via mail or fax, even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

•        FOR each of the seven (7) nominees for director named in this Proxy Statement;

•        FOR the approval of an amendment to our 2021 Stock Incentive Plan to increase the number of shares reserved under the plan; and

•        FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxyholders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters as recommended by our Board, or if no recommendation is given, in their own discretion.

How can I vote my shares without attending the Annual Meeting?

You do not have to attend the Annual Meeting in order to vote your shares. You may vote your shares prior to the Annual Meeting as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy through the Internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online at the virtual meeting even if you have already voted by proxy.

•        To vote through the Internet, go http://annualgeneralmeetings.com/tffp2024 to complete an electronic proxy card. You will be asked to provide the control number from the Notice of Internet Availability of Proxy Materials. Your Internet vote must be received by 11:59 p.m., ET on June 3, 2024 to be counted.

•        To vote using the proxy card that may be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or fax it to: (702) 433-1979. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice of Internet Availability of Proxy Materials containing voting instructions from that organization rather than from TFF. Simply follow the voting instructions in the Notice of Internet Availability of Proxy Materials to ensure that your vote is counted. Beneficial owners may also vote online at the virtual Annual Meeting by obtaining a valid legal proxy from your broker, bank or other agent and submitting proof of your legal proxy as described above at “How do I vote at the Annual Meeting?”

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 12, 2024.

Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice provides instructions on how to vote through the Internet, by requesting and returning a printed proxy card, or by submitting a ballot virtually at the Annual Meeting.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote through the Internet, by completing the proxy card that may be delivered to you or virtually at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposals 1 and 2 are considered to be “non-routine” under NYSE rules, meaning that your broker may not vote your shares regarding the election of directors or the amendment to our 2021 Plan in the absence of your voting instructions. However, Proposal 3 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 3.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

•        FOR the election of each nominee for director;

•        FOR the approval of an amendment to our 2021 Stock Incentive Plan to increase the number of shares reserved under the plan; and

•        FOR the ratification of the selection of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

We have also retained Alliance Advisors, LLC to assist it in the solicitation of proxies. Alliance Advisors, LLC will solicit proxies our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors, LLC will receive a fee of $10,000, plus approved and reasonable out of pocket expenses, for its services for the solicitation of the proxies of our Annual Meeting. We have also agreed to indemnify Alliance Advisors, LLC against certain claims.

Whom You Should Call with Questions?

If you have further questions, you may contact the Company’s proxy solicitor, Alliance Advisors, LLC at:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
(877) 728-4997
TFFP@allianceadvisors.com

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice of Internet Availability of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy through the Internet.

•        You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1751 River Run, Suite 400, Fort Worth, Texas 76107. Such notice will be considered timely if it is received at the indicated address by the close of business on May 31, 2024.

•        You may virtually attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 24, 2024 to our Corporate Secretary at 1751 River Run, Suite 400, Fort Worth, Texas 76107, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act; provided, however, that if our 2025 Annual Meeting of stockholders is held before May 4, 2025 or after July 4, 2025, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2025 Annual Meeting of stockholders.

Pursuant to our first amended and restated bylaws (“Bylaws”), if you wish to bring a proposal before the stockholders or nominate a director at the 2025 Annual Meeting of stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on March 5, 2025 nor earlier than the close of business on February 3, 2025. However, if our 2025 Annual Meeting of stockholders is not held between May 4, 2025 or after July 4, 2025, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of stockholders is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, notice of the proposal or nomination must comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

The chair of the 2025 Annual Meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2025 Annual Meeting of stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our Bylaws, if the 2025 proxy statement briefly describes the matter and how management’s proxyholders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. Votes will be counted by the inspector of elections for the proposal to elect directors as votes “For” or “Withhold,” and with respect to Proposals 2 and 3 “For,” “Against,” “Abstain” and, if applicable, broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•        Election of Directors.    For the election of directors, the four nominees to serve until the 2025 Annual Meeting of Stockholders receiving the most “For” votes from the holders of shares present by remote communication (i.e., virtually) or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome. Withheld votes and broker non-votes will have no effect.

•        Increase in Shares under 2021 Plan.    The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on this proposal is required for the approval and adoption of an amendment of an amendment to our 2021 Stock Incentive Plan to increase the number of shares reserved under the plan. Abstentions will not be counted as votes cast for or against this proposal. We believe that brokers will not have discretionary authority to vote on an amendment to our 2021 Stock Incentive Plan to increase the number of shares reserved under the plan. Any broker non-votes in connection with Proposal 2 will not be counted as votes cast for or against this proposal.

•        Ratification of Independent Accountants.    The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on this proposal is required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions will not be counted as votes cast for or against this proposal. We believe that brokers will have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, we do not expect there to be broker non-votes resulting from the vote on Proposal 3. However, in the event of any broker non-votes in connection with Proposal 3, such broker non-votes will not be counted as votes cast for or against this proposal.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the date that is 45 days prior to the date of mailing of this Proxy Statement, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board or, if no recommendation is given, in their own discretion.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the common stock outstanding and entitled to vote are present at the Annual Meeting virtually or represented by proxy. On the record date, there were 2,519,220 shares of common stock outstanding and entitled to vote. Thus, the holders of 1,259,611 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or the holders of a majority of the shares present at the Annual Meeting virtually or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of seven (7) members, six (6) of whom are independent under the listing standards for independence of the Nasdaq Stock Market. Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of the Company’s current directors, for re-election at the Annual Meeting.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the seven (7) nominees named below. If any of the nominees is unable, or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
Harlan Weisman, M.D.	71	President, Chief Executive Officer and Director
Brandi Roberts(a),(b),(c)	50	Independent Director
Robert S. Mills(a),(c)	71	Independent Director
Stephen C. Rocamboli(a),(b)	52	Independent Director
Catherine Lee(c)	50	Independent Director
Michael Patane, Ph.D.(b)	59	Independent Director
Thomas B. King(a)	69	Independent Director

____________

(a)      Member of the Audit Committee of our Board.

(b)      Member of the Compensation Committee of our Board.

(c)      Member of the Nominating and Corporate Governance Committee of our Board.

Board Recommendation

Our Board recommends a vote “FOR” each of the SEVEN (7) nominees for director named in this Proxy Statement

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each director nominee, and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no familial relationships among any of the directors or executive officers of the Company.

Harlan Weisman, M.D. has served as our President and Chief Executive Officer since December 4, 2022. Dr. Weisman has also served as a member of our Board since December 2018. From 2014 to April 2024, Dr. Weisman also served as Executive Chairman of the Board of 3DBio Therapeutics, a company using 3D bioprinting technology to develop whole tissue implants that fully integrate into the body. Since 2012, Dr. Weisman has also been Managing Director of And-One Consulting, LLC, which is engaged in the business of advising medical product companies, investment firms, and government and non-government healthcare organizations in formulating and implementing strategies for driving innovation in healthcare products and services. Dr. Weisman was Co-founder, Chairman and CEO of Flame Biosciences, a clinical stage company focused on the research, development and commercialization of transformative therapies for cancer, from January 2020 to January 2022. From February 2016 through 2019, Dr. Weisman served as co-founder and Chief Scientific Officer for Mycrobiomics, a company developing counseling and educational material to help consumers to understand the microbiome and improve their health and well-being. Between December 2012 and December 2013, Dr. Weisman was Chairman and Chief Executive Officer of Coronado Biosciences, a biopharmaceutical company developing novel immunotherapies for autoimmune diseases and cancer. Between 2012 and 2019, Dr. Weisman served on the Board of Directors of ControlRad, Inc, a medical device company developing technology to reduce radiation exposure during fluoroscopic procedures. Dr. Weisman also served on the Board of Directors of Caelum Biosciences, Inc from 2019 until its acquisition by AstraZeneca in 2021. Since 2012, Dr. Weisman has also been an Operating Partner at CRG, an investment management firm making structured debt and equity investments in healthcare companies. Since 2016, Dr. Weisman has been a venture advisor to the Israel Biotech Fund, which invests and develops clinical-stage biotechnology companies based in Israel. From 2010 to 2016, Dr. Weisman served on the Board of Governors of the Patient Centered Outcomes Research Institute, established by the U.S. Congress as part of the Patient Protection and Affordable Care Act of 2010. Dr. Weisman was the Chief Science and Technology Officer of the Johnson & Johnson Medical Devices and Diagnostics Group from 2006 to 2012 and served as Chairman of the J&J Worldwide R&D Council. Dr. Weisman was Company Group Chairman of J&J Pharmaceutical Research & Development from 2004 to 2006.

We believe that Dr. Weisman’s significant education and experience as a senior executive officer in the field of healthcare qualifies him to serve on our Board.

Brandi Roberts has served as a member of our Board since March 25, 2022. Ms. Roberts has more than 25 years of public accounting and finance experience. Ms. Roberts has served as the Chief Financial Officer of Longboard Pharmaceuticals, Inc., a publicly traded clinical stage biopharmaceutical company, since January 2021. Previously, Ms. Roberts served as Chief Financial Officer of Lineage Cell Therapeutics, Inc., a publicly traded clinical-stage biotechnology company, from January 2019 to January 2021. Ms. Roberts served as Chief Financial Officer of REVA Medical, Inc., a medical device company, from August 2017 to January 2019. Subsequently, Reva filed a prepackaged voluntary Chapter 11 bankruptcy petition on January 14, 2020 and emerged from bankruptcy protection in United States effective February 26, 2020. Ms. Roberts previously served as Chief Financial Officer of Mast Therapeutics, Inc., a publicly traded biopharmaceutical company, from January 2013 to April 2017, and as its Senior Vice President, Finance, from March 2011 to January 2013. Previously, she held senior positions at Alphatec Spine, Inc., Artes Medical, Inc., Stratagene Corporation, and Pfizer, Inc. Ms. Roberts currently serves as Chair of the Southern California Chapter of the Association of Bioscience Financial Officers. Ms. Roberts is a certified public accountant with the State of California and received her B.S. degree in business administration from the University of Arizona and her M.B.A. from the University of San Diego.

We believe that Ms. Roberts’ significant accounting and finance background, including her significant experience as a chief financial officer of biopharmaceutical companies, qualifies her to serve on our Board.

Robert S. Mills has served as a member of our Board since January 2018. Mr. Mills also served as our President and Chief Executive Officer from January 2018 to May 1, 2018, and also served as the Executive Chairman of our Board from January 2018 to December 2018. Mr. Mills has served as the founder and President of RSM Consulting, LLC since January 1, 2015. From August 2011 to December 2014, Mr. Mills was President and Chief Executive Officer of SPL Pharmaceuticals, the leading manufacturer of heparin and pancreatin, until its sale to a Chinese pharmaceutical company. Mr. Mills also served as a member of the board of directors of SPL Pharmaceuticals from 2011 to 2014. From May 2010 to February 2011, Mr. Mills served as President and as a member of the board of directors of Qualitest

Pharmaceuticals, which was acquired by Endo Pharmaceuticals for $1.2 billion. From 2006 to 2010, Mr. Mills served as President and Chief Operating/Executive Officer and as a member of the board of directors of Columbia Laboratories, Inc., which has since been renamed Juniper Pharmaceuticals, Inc. (Nasdaq: CBRX). Mr. Mills has also served as a member of the board of directors of American Clinical Research Holdings since August 2022. Mr. Mills was recognized as a finalist for Entrepreneur of the Year for New Jersey in 2009 by Ernst and Young. Mr. Mills holds a B.S. Degree from Grove City College and numerous graduate business credits from Temple University.

We believe that Mr. Mills’ significant experience as chief executive officer in various pharmaceutical companies and his service on several other boards qualifies him to serve on our Board.

Stephen C. Rocamboli has served as a member of our Board since December 2018. Mr. Rocamboli has served as the founder, Chief Executive Officer and Chairman of the Board of Innovatrx, Inc. (formerly known as Perla Therapeutics, Inc.) since June 2020. Prior to founding Innovatrx, Mr. Rocamboli served as Chief Business Officer, General Counsel and Corporate Secretary of Candel Therapeutics, an immuno-oncology company based in Needham, Massachusetts, between April 2015 and May 2020 (NASDAQ: CADL). Between 2010 and 2015, Mr. Rocamboli served as general partner of Integrin Partners, LLC, a consulting firm providing corporate development, strategic transaction advisory and general counsel services to life science companies, investors and entrepreneurs. Between 2010 and 2012, Mr. Rocamboli also served as partner of Beijing International Group, an international affiliate of Integrin Partners. Between 2014 and 2015, Mr. Rocamboli also served as Special Counsel to Wyrick Robbins Yates & Ponton, LLP, focusing on life sciences transactions. Between 2008 and 2018, Mr. Rocamboli was a co-founder and served as President of Pear Tree Pharmaceuticals, until its sale to Daré Bioscience, Inc. (NASDAQ: DARE). Prior to joining Pear Tree, Mr. Rocamboli spent nearly a decade as a senior executive of a New York, NY based private FINRA/SEC member investment bank, venture capital firm, and affiliated hedge funds, focused exclusively on biotechnology and specialty pharmaceuticals. Mr. Rocamboli held positions of increasing responsibility, with the last five years as Senior Managing Director and General Counsel of all business units. Mr. Rocamboli has served as a member of the board of directors of several public and private life sciences companies, including Foresight Biotherapeutics (sold to Shire Pharmaceuticals in 2015) and currently serves as a member of the board of Esperion, Inc., Ann Arbor, MI (NASDAQ: ESPR). Mr. Rocamboli received his B.A. from The State University of New York at Albany and his J.D. from Fordham University School of Law.

We believe that Mr. Rocamboli’s significant experience and knowledge of the pharmaceutical industry as a counsel and entrepreneur, and his service on other corporate boards, qualifies him to serve on our Board.

Catherine Lee has served as a member of our Board since December 2023. Ms. Lee served as General Counsel of Neogene Therapeutics, Inc, a privately-held clinical-stage biotechnology company, from February 2022 to September 2023. From August 2020 to January 2022, Ms. Lee served Executive Vice President, General Counsel and Corporate Secretary of Metacrine, Inc., a public clinical-stage biopharmaceutical company. From August 2019 to August 2020, Ms. Lee served as the Senior Vice President, General Counsel of Omniome, Inc., a private biotechnology company focused on developing a proprietary DNA sequencing platform. From 2014 through March 2019, she was the Senior Vice President, General Counsel and Corporate Secretary for Senomyx, Inc., a public biotechnology company that discovered, developed and commercialized novel flavor ingredients and natural high intensity sweeteners, which was acquired by Firmenich, Inc. in November 2018. From 2008 to 2013, Ms. Lee advised senior management of Outdoor Channel Holdings, Inc., a media and entertainment company, on a variety of legal matters, where she last served as its Executive Vice President, General Counsel and Corporate Secretary until its acquisition by Kroenke Sports & Entertainment LLC in May 2013. From 2001 to 2008, Ms. Lee held various legal roles at Sempra Energy, a Fortune 500 energy services company, and last served as its Corporate Secretary and Counsel. Prior to joining Sempra, Ms. Lee practiced corporate and transactional law at the law firms of Brobeck, Phleger & Harrison LLP and Morrison & Foerster, LLP. Ms. Lee received her B.A. in International Relations and Economics, Magna Cum Laude, from American University, School of International Service, and her J.D. from the University of Illinois, College of Law.

We believe that Ms. Lee’s significant experience and knowledge of the pharmaceutical industry as a counsel qualifies her to serve on our Board.

Thomas B. King has served as a member of our Board since December 2023. Mr. King has served as an independent biotechnology consultant and advisor since August 2016. Mr. King has served on the board of directors of Achieve Life Sciences, Inc., a publicly-traded biopharmaceutical company since March 2023, as well as on the boards of directors of other privately-held biotechnology companies. Mr. King served on the board of directors of

Satsuma Pharmaceuticals, Inc., a biopharmaceutical company from September 2017 to June 2023, when it was acquired by Shin Nippon Biomedical Laboratories, Ltd. Mr. King served as a member of the board of directors of VIVUS, Inc., a pharmaceutical company, from May 2017 to December 2020, and served as interim Chief Executive Officer from December 2017 to April 2018 and interim President from April 2018 to May 2018. Previously, Mr. King served as President, Chief Executive Officer and a member of the board of directors of Alexza Pharmaceuticals, Inc., a pharmaceutical company, from June 2003 until it was acquired by Grupo Ferrer in August 2016. From October 2015 to August 2016, Mr. King also served as Chief Financial Officer and Chief Accounting Officer of Alexza Pharmaceuticals, Inc. From September 2002 to April 2003, Mr. King served as President, Chief Executive Officer and a member of the board of directors of Cognetix, Inc., a development-stage biopharmaceutical company. From January 1994 to February 2001, Mr. King held various senior executive positions at Anesta Corporation, a pharmaceutical company, including President and Chief Operating Officer from January 1995 to January 1997 and President and Chief Executive Officer from January 1997 to October 2000, and was a member of the board of directors from January 1995 until it was acquired by Cephalon, Inc. in 2000. Mr. King received a B.A. in chemistry from McPherson College and an M.B.A. from the University of Kansas Graduate School of Business.

We believe that Mr. King’s significant experience as a senior executive officer in various pharmaceutical companies and his service on several other boards qualifies him to serve on our Board.

Michael Patane, Ph.D. has served as a member of our Board since December 2023. Dr. Patane has more than 25 years of drug discovery and development experience with leading pharmaceutical and biotechnology organizations as a senior leader and through advisory roles and appointments (to Scientific Advisory Boards and Boards of Directors) in companies and to investment firms. From January 2018 to April 2022, Dr. Patane served as the President of Mitobridge, an Astellas group company focused on discovering and developing therapeutics that enhance mitochondrial function. From October 2015 to January 2018, Dr. Patane was the Company’s CSO and SVP of Drug Discovery (October 2013 to October 2015). From 2007 – 2013, he was CSO at EyeGate Pharmaceuticals (now Kiora Pharmaceuticals, Inc. (NASDAQ — KPRX)) where they focused on developing of an ocular drug delivery device and ophthalmic therapeutics; his responsibilities included oversight of all R&D, clinical, and regulatory functions. From 2005 – 2007, he was Executive Director, Global Discovery Chemistry, at the Novartis Institutes for BioMedical Research where he was responsible for infectious diseases and ophthalmology drug discovery franchises and fulfilled a variety of strategic roles. From 2000 to 2005, Dr. Patane was Director, Medicinal Chemistry at Millennium Pharmaceuticals, Inc., where he led drug discovery efforts for their oncology and metabolic disease programs. From 1994 – 2000, he was a Research Fellow in Medicinal Chemistry at Merck & Co. He earned a BS in Chemistry from Fordham University, a PhD in Synthetic Organic Chemistry from the University of Southern California, and completed his post-doctoral studies in Natural Products Synthesis at The Scripps Research Institute.

We believe that Mr. Patane’s significant experience as a senior executive officer in various pharmaceutical companies qualifies him to serve on our Board.

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of seven (7) authorized members. During the year ended December 31, 2023, our Board met eight times. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders, however all members of our Board attended our 2023 Annual Meeting. All directors attended at least 75% of all meetings of the Board, and at least 75% of all meetings of the committees on which they served, during the year ended December 31, 2023.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Dr. Weisman, by virtue of his executive officer position, none of our current directors or director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the listing requirements and rules of the Nasdaq Stock Market. Also, all of our directors during 2023 were independent, except for Dr. Weisman. In making this determination, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at https://ir.tffpharma.com/.

Audit Committee

Our Audit Committee currently consists of Brandi Roberts, Stephen Rocamboli, Robert Mills and Thomas King, with Ms. Roberts serving as Chairperson. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards. Ms. Roberts is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (“Securities Act”). Our Audit Committee will, among other things:

•        select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        discuss the scope and results of the audit with the independent registered public accounting firm;

•        review, with management and the independent registered public accounting firm, our interim and year-end operating results;

•        develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        review our policies on risk assessment and risk management;

•        review related-party transactions; and

•        approve (or, as permitted, pre-approve) all audit and all permissible nonaudit services, other than de minimis nonaudit services, to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2023, our Audit Committee met four times.

Compensation Committee

Our Compensation Committee consists of Stephen Rocamboli, Brandi Roberts and Michael Patane, with Mr. Rocamboli serving as Chairperson. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Our Compensation Committee will, among other things:

•        review, evaluate and make recommendations to our Board regarding the compensation of our executive officers;

•        administer our stock and equity incentive plans;

•        make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and

•        establish and review general policies relating to compensation and benefits of our employees.

Our chief executive officer may, from time to time, provide input and recommendation to our Compensation Committee concerning the compensation of our other executive officers. Our chief executive officer may also, from to time, attend Compensation Committee meetings, but he is not present during the Committee’s deliberations regarding executive officer compensation. Our Compensation Committee has engaged Anderson Pay Advisors, an independent compensation consultant, to provide information and advice regarding the design, form and amount of our compensation arrangements. As a result of this engagement, the Compensation Committee implemented certain changes to independent director cash and equity compensation. The consultant did not provide any services to us during 2023 other than the assistance it provided to the Compensation Committee in 2023. Anderson Pay Advisors reported directly to the Compensation Committee on all work assignments from the Committee. The Compensation Committee assessed the independence of Anderson Pay Advisors pursuant to SEC rules and concluded that no conflict of interest exists preventing Anderson Pay Advisors from serving as an independent consultant to the Committee. Our Compensation Committee operates under a written charter that satisfies the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2023, our Compensation Committee met three times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Robert Mills, Brandi Roberts and Catherine Lee, with Mr. Mills acting as Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards. Our Nominating and Corporate Governance Committee will, among other things:

•        identify, evaluate and make recommendations to our Board regarding nominees for election to our Board and its committees;

•        evaluate the performance of our Board and of individual directors;

•        consider and make recommendations to our Board regarding the composition of our Board and its committees;

•        advise and make recommendations to the Board regarding corporate governance practices; and

•        develop procedures for employees to submit concerns anonymously about matters other than accounting or auditing matters to be handled by the Audit Committee; and

•        develop and make recommendations to our Board regarding corporate governance guidelines and matters.

When evaluating director candidates, our Nominating and Corporate Governance Committee seeks to ensure that our Board has the requisite skills and experience and that its members consist of persons with appropriately complementary and independent backgrounds. The Nominating and Corporate Governance Committee will consider all aspects of a candidate’s qualifications in the context of TFF’s needs, including: pharmaceutical industry experience, preferably at an executive level; experience as an officer or director of a public company; independence from management; practical business judgment; personal and professional integrity and ethics; and the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. While we do not have a formal diversity policy, we understand the desirability of having a Board comprised of directors with diverse and varied backgrounds, experience and opinions, and as we look to expand our Board or replace retiring Board members, our Nominating and Governance Committee is committed to including candidates with diverse gender and ethnic backgrounds in the search. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our Company, and the long-term interests of our stockholders.

Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Kirk Coleman, with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2023, our Nominating and Corporate Governance Committee met two times.

Board Leadership Structure and Role in Risk Oversight

Aaron Fletcher, Ph.D. served as our Chairperson of the Board prior to his retirement in November 2023. Our Board has not chosen a successor to Dr. Fletcher as Chairperson and has decided for the time being to keep the position open. We have neither adopted a formal policy on whether the Chairperson and Chief Executive Officer positions should be separate or combined nor do we have a lead non-executive director. We believe that, given the small size of our Board and establishment of separate Audit, Compensation and Nominating and Corporate Governance Committees consisting of independent directors, our present Board structure is in the best interest of us and our stockholders. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. As we pursue future Board recruitment efforts, our Nominating and Corporate Governance Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of our Board.

Board Diversity Matrix as of March 31, 2024

Part I: Gender Identity	Female	Male	Non-Binary	Decline to Disclose
Directors (7 total)	2	5	—	—

Part II: Demographic Background	Female	Male	Non-Binary	Decline to Disclose
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Kirk Coleman, and it will be distributed to each director.

Employee, Officer and Director Hedging

We have adopted a policy that no director, officer, employee or consultant of TFF may engage in any short term or speculative transactions involving securities of the Company. These prohibited speculative transactions include short sales, publicly traded options, hedging transactions, margin accounts and pledged securities, and standing and limit orders.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link https://ir.tffpharma.com/investors/corporate-governance/.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our Certificate of Incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our certificate of incorporation provides that we shall indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our executive officers and directors by way of written indemnification agreements.

The above provisions in the Certificate of Incorporation and our Bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

PROPOSAL 2

APPROVE AN AMENDMENT TO OUR 2021 STOCK INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

Introduction

Rule 5635(c) of the Nasdaq Listing Rules requires stockholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. We are seeking the approval of our stockholders in accordance with Rule 5635(c) of the Nasdaq Listing Rules for an amendment to our 2021 Stock Incentive Plan (the “2021 Plan”) to increase the number of shares under the 2021 Plan. Our Board has approved the amendment to the 2021 Plan and recommends the approval of the amendment to the 2021 Plan by our stockholders.

The 2021 Plan was originally adopted by our stockholders on March 27, 2019 and, at that time, we initially reserved 168,000 shares of our common stock under the 2021 Plan. As of April 12, 2024, we have issued or reserved for issuance a total of 153,972 shares of common stock and options to purchase shares of common stock under the 2021 Plan.

Our Board has reviewed the 2021 Plan and the lack of available shares thereunder and determined that the 2021 Plan requires additional shares to provide the flexibility with respect to stock-based compensation that our Board believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board believes that it is advisable to increase the share limit in the 2021 Plan by 500,000 shares, from 168,000 shares to 668,000 shares, in order to attract and compensate employees, officers, directors and others upon whose judgment, initiative and effort we depend. The issuance of common shares and stock options to eligible participants is designed to align the interests of such participants with those of our stockholders.

Proposal 2 increases the number of shares of common stock that may be issued under the 2021 Plan by 500,000 shares, or approximately 19.8% of the 2,519,220 shares of common stock outstanding on April 12, 2024. The closing price per-share of our common stock on April 17, 2024 was $3.24. The major features of the 2021 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2021 Plan, as proposed to be amended, a copy of which is attached to this Proxy Statement as APPENDIX A.

Interests of our Officers, Directors and Employees in the Proposed Amendment

On April 18, 2024, the Compensation Committee of our Board approved the grant under our 2021 Plan of an aggregate of 88,856 Restricted Stock Units, or RSUs, to our executive officers, non-executive directors and five other employees of the Company, subject to and conditioned upon the approval of the amendment to the 2021 Plan to increase the number of shares of common stock reserved for issuance under the 2021 Plan.

The RSU grants to our executive officers and employees were awarded, in part, in consideration of their agreement to defer 50% of their cash compensation until such time as we have completed our next equity financing. The RSU grants to our non-executive directors are in lieu of their quarterly cash payment for the first quarter of 2024.

Each RSU award agreement provides that the RSUs (i) shall not settle, and no shares of common stock shall be issued thereunder, unless and until our stockholders approve the proposed amendment to the 2021 Plan at this Annual Meeting and (ii) the RSUs shall terminate if our stockholders do not approve the proposed amendment to the 2021 Plan at this Annual Meeting. Subject to stockholder approval of the amendment to the 2021 Plan, and subject further to the consummation of our next equity financing, each RSU shall entitle its holder to receive one share of our common stock upon settlement of the RSU. The RSUs will settle in four equal installments, with the first installment settling on completion of our next equity financing and the other three installments settling on the 15th, 30th and 45th day following the completion of the next equity financing. The income tax consequences to the Company and the RSU award recipients are summarized below under “Summary of the 2021 Stock Incentive Plan — U.S. Income Tax Consequences — Restricted Stock Units.”

The RSUs approved for issuance by our Compensation Committee, subject to the stockholders’ approval of the amendment of the 2021 Plan, are as follows:

Name and Position of Grantee	Dollar Value(1)	Number of RSUs
Harlan Weisman, M.D., CEO	$141,197	44,967
Kirk Coleman, CFO	$16,642	5,300
Zamaneh Mikhak, M.D., CMO	$16,642	5,300
Executive Officer Group (three officers)	$174,481	55,567

Stephen C. Rocamboli, Non-Executive Director	$14,654	4,667
Brandi Roberts, Non-Executive Director	$16,746	5,333
Robert S. Mills, Non-Executive Director	$14,654	4,667
Catherine Lee, Non-Executive Director	$11,166	3,556
Michael Patane, Ph.D., Non-Executive Director	$11,166	3,556
Thomas B. King, Non-Executive Director	$9,765	3,110
Non-Executive Director Group (six directors)	$78,151	24,889
Non-Executive Officer Employee Group (five employees)	$26,376	8,400

____________

(1)      Dollar amounts reflect the aggregate fair value of each RSU award computed in accordance with the provisions of FASB ASC Topic 718, using the closing price of our common stock on the date of approval by the Compensation Committee.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE
APPROVAL OF AN AMENDMENT TO OUR 2021 STOCK INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

Summary of the 2021 Stock Incentive Plan

General

The Plan is intended to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives. The Plan allows us to award eligible recipients incentive awards, consisting of:

•        options to purchase shares of our common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code;

•        “non-statutory stock options” that do not qualify as incentive stock options;

•        “restricted stock awards” which are shares of common stock that are subject to certain forfeiture and transferability restrictions;

•        “restricted stock units,” which are contractual obligations to issue shares of common stock to participants once vesting criteria are satisfied; and

•        “performance awards” which are shares of common stock or cash that may be subject to the future achievement of certain performance criteria or be free of any performance or vesting.

All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our non-employee directors and other consultants, advisors and other persons with whom we have a relationship will be eligible to receive incentive awards under the Plan. As of April 12, 2024, there were approximately 18 employees, six non-employee directors and an indeterminate number of consultants, advisors or other persons with whom we have a relationship eligible to participate in the Plan.

Shares that are issued under the Plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the Plan. Any shares subject to an incentive award that lapses, expires, is forfeited, terminates unexercised or unvested, or is settled or paid in cash or other consideration will automatically again become available for issuance under the Plan.

If the exercise price of any option or any associated tax withholding obligations are paid by a participant’s tender or attestation as to ownership of shares (as described below), or if tax withholding obligations are satisfied by the Company withholding shares otherwise issuable upon exercise of an option, only the net number of shares issued will reduce the number of shares remaining available under the Plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, appropriate adjustment will be made to:

•        the number and kind of securities available for issuance under the Plan;

•        the limits on the numbers of shares that may be granted to a participant within any fiscal year or that may be granted as restricted stock awards under the Plan; and

•        in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration

The Plan will be administered by our Compensation Committee. We refer to the Compensation Committee administering the Plan as the “Committee.”

The Committee has the authority to determine all necessary or desirable provisions of incentive awards, including, the eligible recipients who will be granted one or more incentive awards under the Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The Committee has the authority to amend or modify the terms of outstanding incentive awards so long as the amended or modified terms are permitted under the Plan and any affected participant has consented to the amendment or modification. The Plan prohibits the repricing of “underwater” options without the approval of our stockholders.

The Plan became effective, subject to stockholder approval, on September 15, 2021 and, unless terminated earlier, the Plan will terminate at midnight on September 15, 2031. Incentive awards outstanding at the time the Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. The Board may suspend or terminate the Plan or any portion of the Plan at any time, and may amend the Plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests. However, no amendments to the Plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of the Nasdaq.

Termination, suspension or amendment of the Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance. However, the Committee may permit a participant to transfer of all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Options

The exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the Plan, “fair market value” on a given day means the average of the reported high and low sale prices of our common stock on the Nasdaq Stock Market.

In general, the Plan requires a participant to pay an option’s exercise price in cash. The Committee may, however, allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all “incentive stock option” plans of the Company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory stock options. Options may be exercised in whole or in installments, as determined by the Committee, and the Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company or a subsidiary for a certain period. An option may not remain exercisable after 10 years from its date of grant (or five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

Restricted Stock Awards

A restricted stock award is an award of common stock vesting at such times and in such installments as may be determined by the Committee and, until it vests, that is subject to restrictions on transferability and the possibility of forfeiture. Restricted stock awards may be subject to any restrictions or vesting conditions that the Committee deems appropriate, including that the participant remain continuously employed by the Company or a subsidiary for a certain period.

Unless the Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Holders of restricted stock awards will have the same voting rights as holders of unrestricted common stock.

Restricted Stock Units

A restricted stock unit is an award that represents a promise to issue to the participant shares of common stock once certain criteria specified in the award are satisfied. The criteria may be that the participant remain employed until a specified date or dates or that various performance objectives are satisfied. No stock ownership rights are conferred upon the participant until the restricted stock unit awards are settled upon the satisfaction of the specified criteria.

Performance Awards

The Plan permits the grant of performance-based stock and cash awards. The Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The Committee may establish performance goals by selecting from one or more performance criteria set forth in the Plan, including, but not limited to: earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholders’ equity; return on assets, investment, or capital employed; stock price margin (including gross margin); income (before or after taxes); operating income (before or after taxes); pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added; market share; cash flow (including cash flow per share); share price performance; debt reduction; strategic partnerships and transactions; stockholders’ equity; capital expenditures; operating profit or net operating profit; growth of net income or operating income; budget management; and other measures of performance selected by the Committee.

Change in Control of the Company

In the event a “change in control” of the Company occurs, then:

•        outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms,

•        outstanding restricted stock awards will become immediately fully vested and non-forfeitable, and

•        any conditions to the issuance of shares of common stock or cash pursuant to outstanding restricted stock units or performance awards will lapse.

The Committee may also determine that some or all participants holding outstanding options will receive shares or a cash payment equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated).

For purposes of the Plan a “change in control” of the Company generally occurs if:

•        all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;

•        our stockholders approve any plan or proposal to liquidate or dissolve the Company;

•        any successor, other than a bona fide underwriter in a securities offering, becomes the beneficial owner of 25% or more, but not 50% or more, of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction has been approved in advance by “continuity directors,” who are members of our Board at the time of the Annual Meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board; or

•        more than 50% of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

•        we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing:

•        less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or

•        the continuity directors cease to constitute at least a majority of our Board.

Effect of Termination of Employment or Other Service

If a participant ceases to be employed by (or provide services to) the Company and all subsidiaries, all of the participant’s incentive awards will terminate as set forth below (unless modified by the Committee in its discretion as described below).

Upon termination due to death or disability, all outstanding options will become immediately exercisable in full and will remain exercisable for a period of 12 months (but in no event after the expiration date of the option), provided, however, that any incentive stock option exercised later than three months after the date of termination shall be treated as a non-statutory stock option. In addition, upon termination due to death or disability all unvested restricted stock, restricted stock units and performance awards that have not vested as of such event will become immediately vested.

Upon termination for any reason other than death or disability (including retirement), all outstanding options will remain exercisable to the extent exercisable as of such termination for a period of 12 months thereafter (but in no event after the expiration date of any such option), provided, however, that any incentive stock option exercised later than three months after the date of termination shall be treated as a non-statutory stock option. In addition, upon termination for any reason other than death or disability (including retirement), all unvested restricted stock awards, restricted stock units and performance awards will be terminated. However, if a participant’s termination is due to “cause” (as defined in the Plan) all rights of the participant under the Plan and any award agreements will immediately terminate without notice of any kind.

In connection with a participant’s termination, the Committee may cause the participant’s options to become or continue to become exercisable and restricted stock awards, restricted stock units and performance awards to vest and/or continue to vest or become free of restrictions.

U.S. Income Tax Consequences

The following description of the federal income tax consequences under the laws of the United States is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

Incentive Stock Options.    There will not be any federal income tax consequences to either the participant or the company as a result of the grant of an incentive option under the Incentive Plan.

A participant’s exercise of an incentive option also will not result in any federal income tax consequences to the company or the participant, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax. Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The company is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Stock Options.    Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

In general, the company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided the company complies with any applicable withholding requirements.

Restricted Stock Awards.    With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Internal Revenue Code (the “Code”) within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares, less any amount paid for the shares. The company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Restricted Stock Units.    At the time of settlement of a restricted stock unit award, when shares of common stock are transferred to the participant, the participant will recognize ordinary taxable income equal to the fair market value of the shares on the date of transfer. The Company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Performance Awards.    The participant recognizes ordinary taxable income in the year in which a performance award is paid. The amount of taxable income is equal to the amount of cash paid to the participant or the fair market value of any shares of common stock transferred to the participant. Subject to the limitations of Section 162(m), the company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Equity Compensation Plan Information

We have adopted the TFF Pharmaceuticals, Inc. 2018 Stock Incentive Plan (“2018 Plan”) providing for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock and for the grant of restricted and unrestricted share grants. We reserved 131,379 shares of our common stock under the 2018 Plan. All officers, directors, employees and consultants to our company are eligible to participate under the 2018 Plan. The purpose of the 2018 Plan is to provide eligible participants with an opportunity to acquire an ownership interest in our company.

In September 2021, we adopted the TFF Pharmaceuticals, Inc. 2021 Stock Incentive Plan (“2021 Plan”), which was also approved by our stockholders at our annual meeting of stockholders held on November 4, 2021. The 2021 Plan provides for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock, the grant of restricted and unrestricted share awards and grant of restricted stock units. We reserved 168,000 shares of our common stock under the 2021 Plan. All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our nonemployee directors and other consultants, advisors and other persons who provide services to us will be eligible to receive incentive awards under the 2021 Plan.

The following table sets forth certain information as of December 31, 2023 about our stock plans under which our equity securities are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted- Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
Equity compensation plans approved by security holders	233,340	$74.63	46,007
Equity compensation plans not approved by security holders	—	—	—
Total	233,340	$74.63	46,007

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP (which we refer to as “Marcum”) as our independent registered public accounting firm for the year ending December 31, 2024, and our Board has directed that management submit the appointment of Marcum as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Marcum is expected to be available at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Marcum to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2023 and 2022 by our independent registered public accounting firm, Marcum LLP (in thousands).

	2023	2022
Audit Fees(A)	$341,000	$207,000
Audit – Related Fees	—	—
Tax Fees	17,290	20,085
	$358,290	$227,085

____________

(A)     The audit fees consisted of fees for the audit of our consolidated financial statements, the review of the interim consolidated financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with the statutory and regulatory filings or engagements and capital market financings.

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit services and tax compliance provided by Marcum in 2023 and 2022. Except for certain corporate tax compliance services, Marcum LLP did not perform any non-audit services in 2023 or 2022.

Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2022 Annual Report:

•        The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2023 with management of TFF Pharmaceuticals, Inc. and with TFF Pharmaceuticals, Inc.’s independent registered public accounting firm, Marcum LLP.

•        The Audit Committee has discussed with Marcum LLP those matters required by Statement on Auditing Standards No. 1301, “Communications with Audit Committee,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

•        The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning the accountant’s independence and has discussed with Marcum LLP its independence from TFF Pharmaceuticals, Inc. and its management.

Based on the review and discussions referenced to in subparagraphs one through three above, the Audit Committee recommended to our Board that the audited financial statements for the year ended December 31, 2023 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE
Brandi Roberts
Stephen C. Rocamboli
Robert S. Mills
Thomas B. King

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2024 by:

•        each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

•        each of our directors, director nominees and executive officers; and

•        all directors, director nominees and executive officers as a group.

The beneficial ownership of each person was calculated based on 2,519,220 common shares issued and outstanding as of March 31, 2024. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, and the currently exercisable options and warrants in the table below include all options and warrants of the reporting person exercisable within the 60-day period following March 31,2024. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 1751 River Run, Suite 400, Fort Worth, Texas 76107.

Name of Director, Executive Officer or Director Nominees	Number of Shares	Percentage Owned
Harlan Weisman, M.D.(1)	72,772	2.8%
Kirk Coleman(2)	13,443	*
Zamaneh Mikhak, M.D.(3)	10,776	*
Brandi Roberts(4)	3,539	*
Robert S. Mills(5)	9,557	*
Stephen C. Rocamboli(6)	6,826	*
Catherine Lee	—	—
Michael Patane, Ph.D.	—	—
Thomas B. King	—	—
Directors, nominees and executive officers as a group	116,913	4.5%

____________

*        Less than 1%.

Name and Address of 5% + Holders	Number of Shares	Percentage Owned
None.

____________

(1)      Includes 40,187 shares of our common stock issuable upon exercise of presently exercisable options.

(2)      Includes 12,016 shares of our common stock issuable upon exercise of presently exercisable options.

(3)      Includes 5,376 shares of our common stock issuable upon exercise of presently exercisable options.

(4)      Includes 2,739 shares of our common stock issuable upon exercise of presently exercisable options.

(5)      Includes 7,318 shares of our common stock issuable upon exercise of presently exercisable options.

(6)      Includes 5,386 shares of our common stock issuable upon exercise of presently exercisable options.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Harlan Weisman, M.D., who is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal 1, Election of Directors-Information About Director Nominees.”

Name	Age	Position
Kirk Coleman	51	Chief Financial Officer
Zamaneh Mikhak, M.D.	58	Chief Medical Officer

Mr. Coleman has served as our Chief Financial Officer since January 2018. Since 2012, Mr. Coleman also served as an executive officer of Steelhead Capital Management, LLC and Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech and medical device companies. From 1998 to 2008, Mr. Coleman was Treasurer for EFO Holdings, LP, a family office. Mr. Coleman has over 20 years of experience in venture capital investments. Mr. Coleman received a BBA in Accounting from Texas Christian University in 1995.

Dr. Mikhak has served as our Chief Medical officer since January 2023. Dr. Mikhak is a physician-scientist Board Certified in Allergy and Immunology with over 23 years of clinical experience and 18 years of basic and translational research experience. Her industry experience spans across big pharma and small biotech, including biologics and small molecules in rare and common diseases in multiple therapeutic areas. Dr. Mikhak most recently served as Senior Vice President, Head of Clinical Development for Cogent Biosciences, where she oversaw the clinical development function across the company’s major clinical programs. Prior to Cogent, she served as Vice President, Clinical Development at Boston Pharmaceuticals where she led the strategy and clinical development of Avizakimab and executed a global Phase 2 study in systemic lupus erythematosus during the pandemic. Previously, as Senior Director at Kiniksa Pharmaceuticals, Dr. Mikhak advanced Vixarelimab from the preclinical stage into Phase 2 studies in seven indications in approximately two years and generated data towards a successful IPO. Prior to joining Kiniksa, she served as Translation Medicine Lead for early-stage programs across the portfolio at Sanofi Genzyme and led a program in food allergy. Prior to her industry experience, Dr. Mikhak spent over 20 years in clinical practice. From 2006-2014, she practiced medicine at Massachusetts General Hospital, where she provided care to patients with a variety of atopic and immunologic diseases. During her tenure with Boston Children’s Hospital, she established the Healthy Link Asthma Education Program that identified and treated approximately 300 patients with high-risk asthma. Dr. Mikhak was an Assistant Professor at Harvard Medical School and conducted basic and translational research as an NIH funded Principal Investigator. She is the lead author on numerous high-profile scientific publications. Dr. Mikhak is Board Certified in Allergy and Immunology. She completed her Fellowship in Allergy and Immunology at Boston Children’s Hospital and completed her Residency in Pediatrics at Children’s National Medical Center in Washington, D.C. She received her M.D. from the University of Pennsylvania School of Medicine and her B.A. in Biology with distinction in Cell Biology from Boston University.

Summary Compensation Table

The following table sets forth the compensation awarded to or earned by our chief executive officer and our two other highest paid executive officers for the years ended December 31, 2023 and 2022. In reviewing the table, please note that Harlan Weisman, M.D. was appointed to serve as our President and Chief Executive Officer on December 4, 2022 and Zamaneh Mikhak, M.D. was appointed to serve as our Chief Medical Officer on January 5, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)	Total
Harlan Weisman,	2023	$550,000	$192,500	(1)	$1,333,538	$2,076,038
CEO	2022	$41,955	$—		$—	$41,955
Kirk Coleman,	2023	$320,901	$89,040	(1)	$59,133	$469,074
CFO	2022	$309,750	$72,470		$—	$382,220
Zamaneh Mikhak,	2023	$420,353	$120,400	(1)	$319,752	$860,505
CMO	2022	$—	$—		$—	$—

____________

(1)      Executive officer bonuses for 2023 were awarded at the 70% target level and the payments have been deferred until the completion of the Company’s next equity financing.

The dollar amounts in the Option Awards columns above reflect the values of options as of the grant date for the years ended December 31, 2023 and 2022, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 11 to our audited consolidated financial statements for the year ended December 31, 2023.

Narrative Disclosure to Summary Compensation Table

Weisman Employment Agreement

In connection with his appointment as President and Chief Executive Officer, we entered into an executive employment agreement with Dr. Weisman pursuant to which we have agreed to pay him an annual salary of $550,000, plus a performance-based bonus of up to 50% of Dr. Weisman’s then-current salary based on performance metrics to be determined by the Board and a severance payment in the amount of 12 months of his base salary and a pro-rata target bonus for the year of termination in the event of his termination by us without cause or his resignation for good reason, as such terms are defined in the executive employment agreement. Dr. Weisman and his family are entitled to medical benefits, at the Company’s expense, on par with those offered to the other senior executive officers of the Company. Dr. Weisman is otherwise eligible to participate in all other benefit plans offered to the senior executive officers of the Company. We awarded Dr. Weisman a bonus of $192,500 for 2023, the payment of which has been deferred until our receipt of additional capital.

In connection the appointment of Dr. Weisman, we granted Dr. Weisman options to purchase up to 71,698 shares of our common stock over a ten-year period at an exercise price of $29.75 per share. The options shall vest during the period of Dr, Weisman’s service as chief executive officer of the Company as follows: options to purchase 11,950 shares of common stock shall vest and be immediately exercisable upon the six-month anniversary of the date of grant and options to purchase 1,992 shares of common stock shall vest and become exercisable in 30 monthly installments commencing on the seven-month anniversary of the date of grant. In the event of our termination of Dr. Weisman without cause or his resignation for good reason, as such terms are defined in his executive employment agreement, the options shall continue to vest for 12 months following his termination or resignation and all such options shall expire on the two-year anniversary of his termination or resignation. The options are granted under the Company’s 2021 Stock Incentive Plan and the termination of the options are subject to the Plan except as set forth above.

On April 18, 2024, we granted Dr. Weisman restricted stock units, or RSUs, to acquire up to 44,967 shares of our common stock under our 2021 Plan. The terms and conditions of Dr. Weisman’s RSU award are set forth at Proposal 2 — “Approve an Amendment to Our 2021 Stock Incentive Plan to Increase the Number of Shares Reserved Under The Plan — Interests of Our Officers, Directors and Employees in the Proposed Amendment.”

Coleman Employment Agreement

We have entered into an executive employment agreement dated February 15, 2019 with Mr. Coleman pursuant to which he serves as our Chief Financial Officer. Initially, we compensated Mr. Coleman under the employment agreement at the rate of $16,666 per month, which was amended as of December 1, 2019 to increase Mr. Coleman’s salary to $21,666 per month, and further amended on September 24, 2020 to increase Mr. Coleman’s salary to $25,000 per month. On June 7, 2022, we further amended Mr. Coleman’s employment agreement to increase his salary to $26,500 per month effective June 16, 2022. On December 6, 2023, we further amended Mr. Coleman’s employment agreement to increase his salary to $30,000 per month and increase his target bonus to 40%, effective December 6, 2023.

Mr. Coleman is eligible to receive a bonus of up to 30% of his base salary, commencing with calendar year 2019, based on performance parameters set by our Board, and is also eligible for participation in our incentive compensation plans. Mr. Coleman received a bonus of $72,470 for 2022 and a bonus of $89,040 for 2023. The payment of Mr. Coleman’s 2023 bonus has been deferred until our receipt of additional capital. Mr. Coleman’s employment agreement entitles him to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of 12 months of his base salary in the event of his termination by us without cause or his resignation for good reason, as such terms are defined in the executive employment agreement. Mr. Coleman’s employment agreement is an “at will” agreement subject to termination by either party at any time and for any reason. The agreement contains customary provisions relating to intellectual property assignment, confidentiality and indemnification.

On April 18, 2024, we granted Mr. Coleman RSUs to acquire up to 5,300 shares of our common stock under our 2021 Plan. The terms and conditions of Mr. Coleman’s RSU award under the 2021 Plan are set forth at Proposal 2 — “Approve an Amendment to Our 2021 Stock Incentive Plan to Increase the Number of Shares Reserved Under The Plan — Interests of Our Officers, Directors and Employees in the Proposed Amendment.” On April 18, 2024, we also granted Mr. Coleman RSUs to acquire up to 10,600 shares of our common stock under our 2018 Plan. The vesting conditions of the RSUs granted under the 2018 Plan are the same as the vesting conditions of the RSUs granted under the 2021 Plan, with the exception that the RSUs granted under the 2018 Plan are not subject to approval of the Company’s stockholders.

Mikhak Employment Agreement

We have entered into an executive employment agreement dated January 5, 2023 with Dr. Mikhak pursuant to which she serves as our Chief Medical Officer. Pursuant to the agreement, we have agreed to Dr. Mikhak a base salary of $430,000 per year. Dr. Mikhak is eligible to receive a bonus of up to 40% of her base salary based on performance parameters set by our Board, and is also eligible for participation in our incentive compensation plans. We awarded Dr. Mikhak a bonus of $120,400 for 2023, the payment of which has been deferred until our receipt of additional capital.

Pursuant to the employment agreement, Dr. Mikhak is eligible to participate in all benefits, plans, and programs, which are now, or may hereafter be, available to other executive employees of the Company. Dr. Mikhak’s employment agreement contains standard provisions concerning noncompetition, nondisclosure and indemnification.

In the event Dr. Mikhak’s employment with us is terminated by us without cause, or Dr. Mikhak resigns for good reason, we shall pay Dr. Mikhak, in addition to all other amounts then due and payable, twelve (12) additional monthly installments of her base salary, less statutory deductions and withholdings, plus an amount equal to her target at 100% for the year in which such termination takes place.

In connection with her appointment, we granted Dr. Mikhak options to purchase up to 17,200 shares of our common stock over a ten-year period at an exercise price of $24.25 per share. The options shall vest during the period of Dr. Mikhak’s service as our chief medical officer as follows: options to purchase 4,288 shares of common stock shall vest and be immediately exercisable upon the one-year anniversary of the date of grant and options to purchase the balance vesting in equal installments over the next 12 quarters.

The employment agreements with our executive officers were unanimously approved by our full Board. No officer or employee of our Company was involved in the Board’s deliberation over the employment agreements of our executive officers, other than our chief executive officer with respect to our other executive officers.

On April 18, 2024, we granted Dr. Mikhak RSUs to acquire up to 5,300 shares of our common stock under our 2021 Plan. The terms and conditions of Dr. Mikhak’s RSU award under the 2021 Plan are set forth at Proposal 2 — “Approve an Amendment to Our 2021 Stock Incentive Plan to Increase the Number of Shares Reserved Under The Plan — Interests Of Our Officers, Directors and Employees in the Proposed Amendment.” On April 18, 2024, we also granted Dr. Mikhak RSUs to acquire up to 10,600 shares of our common stock under our 2018 Plan. The vesting conditions of the RSUs granted under the 2018 Plan are the same as the vesting conditions of the RSUs granted under the 2021 Plan, with the exception that the RSUs granted under the 2018 Plan are not subject to approval of the Company’s stockholders.

Potential Payments upon Termination

As noted above, the officer employment agreements entitle each officer to reasonable and customary health insurance and other benefits, at our expense, and a severance payment based on their then annual salary and related benefits in the event of our termination of their employment without cause or their resignation for good reason.

If a qualifying involuntary termination had occurred on December 31, 2023, our executive officers would have been eligible to receive the following amounts:

Name	Type of Payment	Termination of Employment ($)	Change in Control ($)
Harlan Weisman	Cash Severance	$550,000	$—
	Equity Acceleration	$—	$—

Kirk Coleman	Cash Severance	$360,000	$—
	Equity Acceleration	$—	$—

Zamaneh Mikhak	Cash Severance	$430,000	$—
	Equity Acceleration	$—	$—

Outstanding Equity Awards at December 31, 2023

Set forth below is information concerning the equity awards held by our named executive officers as of December 31, 2023.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Harlan Weisman	3,681	—	$62.50	09/26/2028
	1,752	—	$125.00	10/29/2029
	145	—	$125.00	11/29/2029
	650	150	$341.25	08/24/2030
	23,902	47,796	$29.75	12/03/2032
Kirk Coleman	4,400	—	$62.50	02/15/2029
	2,879	—	$125.00	10/29/2029
	237	—	$125.00	11/29/2029
	2,000	—	$129.00	12/20/2029
	1,300	300	$341.25	08/24/2030
	—	4,000	$20.00	03/22/2033
Zamaneh Mikhak	4,301	12,900	$24.25	12/21/2032

With regard to unexercisable options, 25% of the option award vests and first becomes exercisable on the first anniversary of the date of grant, with the remaining 75% of the option award vesting in 12 equal quarterly installments thereafter.

Director Compensation

Set forth below is a summary of the compensation we paid to our non-executive directors during the year ended December 31, 2023. In reviewing the table, please note that Ms. Catherine Lee, Michael Patane and Thomas King joined our Board of Directors in December 2023.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Robert S. Mills	$45,815	$15,377	$83,333	(1)	$144,525
Brandi Roberts	$55,543	$15,377	$—		$70,920
Stephen C. Rocamboli	$52,500	$15,377	$—		$67,877
Catherine Lee	$3,333	$38,520	$—		$41,853
Michael Patane, Ph. D.	$3,333	$38,520	$—		$41,853
Thomas B. King	$1,788	$36,624	$—		$38,412

____________

(1)      Represents our payment of consulting fees to Mr. Mills during 2023.

The dollar amounts in the Option Awards columns above reflect the values of options as of the grant date for the years ended December 31, 2023, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 11 to our audited consolidated financial statements for the year ended December 31, 2023.

We do not compensate any of our executive directors for their service as a director. In December 2022, our Board, on the recommendation of the compensation committee of the Board, approved the following compensation policy for our non-executive directors commencing with the 2023 calendar year:

•        An annual Board retainer of $65,000 for the Chairperson of the Board and an annual retainer of $35,000 for all other non-executive directors;

•        An annual grant of non-qualified stock options under the 2021 Plan to purchase .075% of the issued and outstanding shares of our common stock as of the date of grant on a fully diluted basis, all such options to have a ten-year term and vest on the one-year anniversary of the date of grant;

•        Upon appointment to the Board, an initial grant of non-qualified stock options under the Plan to purchase .1875% of the issued and outstanding shares of our common stock as of the date of grant on a fully diluted basis, all such options to have a ten-year term and vest in 36 equal monthly installments, with a 12-month cliff;

•        An annual retainer of $10,000 for the chairs of the compensation committee and nominating and corporate governance committee and an annual retainer of $15,000 for the chair of the audit committee; and

•        An annual retainer of $5,000 for the other members of the compensation committee and nominating and corporate governance committee and an annual retainer of $7,500 for the other members of the audit committee.

We also reimburse our independent directors for their reasonable expenses incurred in connection with attending meetings of our Board. From time to time, we engage our executive directors to provide consulting services on our behalf. In December 2018, we engaged Robert Mills to provide to us certain consulting services in the area of manufacturing and operations at the rate of $8,333 per month. Our consulting agreement with Mr. Mills expired on October 31, 2023.

On April 18, 2024, we granted each of our non-executive directors RSUs to acquire up to an aggregate of 24,889 shares of our common stock under our 2021 Plan. The terms and conditions of each non-executive director’s RSU award are set forth at Proposal 2 — “Approve an Amendment to Our 2021 Stock Incentive Plan to Increase the Number of Shares Reserved Under The Plan — Interests Of Our Officers, Directors and Employees in the Proposed Amendment.”

Equity Compensation Plan Information

Please see Proposal No. 2 “Approval of an Amendment to our 2021 Stock Incentive Plan to Increase the Shares Reserved under the Plan” for information on our equity compensation plans.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Since January 1, 2022, we have not entered into any transactions where the amount exceeded the lesser of $120,000 or one percent (1%) of the average of our total assets as of December 31, 2023 and 2022 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements with our executive officers and directors described elsewhere in this Proxy Statement.

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common stock, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 16(a) of the Exchange Act require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2023.

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2022 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to TFF Pharmaceuticals, Inc., 1751 River Run, Suite 400, Fort Worth, Texas 76107, Attention: Investor Relations, or contact Investor Relations by telephone at (817) 438-6168; or find our materials posted online at https://tffpharma.com/. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the date that is 45 days prior to the date of mailing of this Proxy Statement, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

Harlan Weisman, M.D. President, Chief Executive Officer and Director

Fort Worth, Texas
April 22, 2024

A copy of the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2024 is available without charge upon written request to: Corporate Secretary, TFF Pharmaceuticals, Inc., 1751 River Run, Suite 400, Fort Worth, Texas 76107.

APPENDIX A

TFF PHARMACEUTICALS, inc.

2021 STOCK INCENTIVE PLAN

1.      Purpose of Plan.

The purpose of this TFF Pharmaceuticals, Inc. 2021 Stock Incentive Plan (the “Plan”) is to advance the interests of TFF Pharmaceuticals, Inc., a Delaware corporation (“Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

2.      Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1.        “Board” means the Company’s Board of Directors.

2.2.        “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3.        “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, or (v) with respect to a particular Participant, any other act or omission that constitutes “cause” as may be defined in any employment, consulting or similar agreement between such Participant and the Company or any Subsidiary.

2.4.        “Change in Control” means an event described in Section 11.1 of the Plan.

2.5.        “Code” means the Internal Revenue Code of 1986, as amended.

2.6.        “Committee” means the Compensation Committee of the Board or its delegates who are administering the Plan, as provided in Section 3 of the Plan, or, if no such committee is designated by the Board, the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

2.7.        “Common Stock” means the common stock of the Company, $0.001 par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8.        “Disability” means any medically determinable physical or mental impairment resulting in the service provider’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.9.        “Effective Date” means September 15, 2021, but no Incentive Stock Option shall be awarded unless the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

2.10.      “Eligible Recipients” means all employees, officers, consultants and directors of the Company or any Subsidiary, and any person who has a relationship with the Company or any Subsidiary.

2.11.      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12.      “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange or on the NASDAQ Global Select or Global Market on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the NASDAQ Global Select or Global Market, the closing bid price as of such date at the end of the regular trading session, as reported by the Nasdaq Capital Market, OTC Bulletin Board, The OTC Market, or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13.      “Incentive Award” means an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted to an Eligible Recipient pursuant to the Plan.

2.14.      “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15.      “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16.      “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17.      “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18.      “Performance Awards” means an award of Common Stock or cash granted to an Eligible Recipient pursuant to Section 8 of the Plan and with respect to which shares of Common Stock or cash will be transferred to the Eligible Recipient in accordance with the provisions of such Section 8 and any agreement evidencing a Performance Award.

2.19.      “Performance Period” means, in respect of a Performance Award, a period of time established by the Committee within which any performance criteria relating to such Performance Award are to be achieved.

2.20.      “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.21.      “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

2.22.      “Restricted Stock Unit” means an award granted to an Eligible Recipient pursuant to Section 7 of the Plan that represents a contractual obligation on the part of the Company to issue shares of Common Stock to the Participant upon the satisfaction of any specified performance criteria and/or the completion of a specified period of employment with the Company and its Subsidiaries.

2.23.      “Retirement” means normal or approved early termination of employment or service.

2.24.      “Securities Act” means the Securities Act of 1933, as amended.

2.25.      “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3.      Plan Administration.

3.1.        The Committee. The Plan will be administered by the Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Committee will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. The Committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of the Committee will constitute a quorum. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2.        Authority of the Committee.

(a)         In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) any performance criteria applicable to any Incentive Awards; (iv) the time or times when Incentive Awards will be granted and, where applicable, settled; (v) the duration of each Incentive Award; (vi) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b)        Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. Notwithstanding the foregoing, no Performance Award (or any other Incentive Award) that is subject to the requirements and restrictions of Section 409A of the Code may be amended in a manner that would violate Section 409A of the Code.

(c)         In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including performance criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

(d)        Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; (B) Restricted Stock Awards; or (C) Performance Awards in exchange; or (iii) repurchasing the underwater Options and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d) and Section 11.4, an Option will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option.

4.      Shares Available for Issuance.

4.1.        Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 668,000, and the maximum number of shares of Common Stock that will be available for issuance in connection with Incentive Stock Options is 668,000. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2.        Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or withheld will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

4.3.        Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

5.      Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.      Options.

6.1.        Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2.        Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to any Incentive Stock Option (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3.        Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more of the performance criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that if the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted. In no case may an Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4.        Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

6.5.        Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its legal department and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.      Restricted Stock Awards and Restricted Stock Units.

7.1.        Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under the Plan, and such Restricted Stock Awards and Restricted Stock Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards and Restricted Stock Units as it deems appropriate, including, without limitation, (i) the achievement of one or more of any performance criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

7.2.        Rights as a Stockholder; Transferability. Except as provided in Sections 7.1, 7.3, 7.4 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award or pursuant to a Restricted Stock Unit under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

7.3.        Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. A Participant to whom Restricted Stock Units have been granted will have no rights to receive any dividends or distributions with respect to the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units is settled and the Participant becomes the holder of record of any shares of Common Stock delivered in settlement of such Restricted Stock Units.

7.4.        Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

8.      Performance Awards.

8.1.        Grant. An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of any performance criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2         Performance Periods. The Performance Period with respect to each Performance Award will be such period of time commencing with the date of grant as is determined by the Committee on the date of grant.

8.3         Specification of Performance Criteria. Any grant of Performance Awards will specify any performance criteria that, if achieved, will result in payment or early payment of the Performance Award, and each grant may specify in respect of such specified performance criteria a minimum acceptable level of achievement and shall set forth a formula for determining the amount of the Performance Award that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified performance criteria.

8.4.        Settlement — Time of Payment.

(a)         At the time any Performance Award is granted, the agreement evidencing the Performance Award will specify the time at which the vested portion of the Performance Award will be settled. In no event may the time of payment be changed after the Performance Award is granted.

(b)        The agreement may specify that settlement will be made upon vesting or the settlement will occur with respect to all vested Performance Awards as of a specified time.

(c)         To the extent the agreement does not provide for the settlement of vested Performance Awards on or before the date that is 2-1/2 months after the end of the year in which the Performance Award (or the relevant portion thereof) vests, the agreement will provide for payment to occur: (a) upon the Eligible Recipient’s separation from service, death or disability; (b) upon a Change in Control of the Company; or (c) upon a specified date or pursuant to a specified schedule. In all cases in which payment is to be made in accordance with this Section 8.4(c), the times specified for payment will be interpreted and administered in accordance with the requirements of Section 409A of the Code and any applicable regulations or guidance issued in connection with that Code section.

8.5.        Settlement — Form of Payment. As specified in the agreement evidencing the Performance Award, or some other written agreement between the Company and the Eligible Recipient, vested Performance Awards will be settled in cash or shares of Common Stock.

8.6.        Rights as a Stockholder. A Participant holding a Performance Award shall have no rights as a holder of Common Stock unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.7.        Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Performance Award at the time of grant or at any time after the grant of the Performance Award), the Participant shall not be entitled to receive dividends or distributions with respect to the shares subject to a Performance Award unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.8.        Unfunded and Unsecured Obligation of the Company. A Performance Award represents an unfunded and unsecured obligation of the Company to make payment to a Participant in accordance with the terms of this Plan or an award agreement. The Participant’s rights with respect to a Performance Award shall be those of an unsecured creditor of the Company.

9.      Effect of Termination of Employment or Other Service.

9.1.        Termination Due to Death or Disability. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a)         All outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable in accordance with their terms for a period of twelve (12) months after such termination (but in no event after the expiration date of any such Option), provided, however, that any incentive stock option exercised later than three months after the date of termination shall be treated as a non-statutory stock option; and

(b)        All Restricted Stock Awards and Restricted Stock Units then held by the Participant become immediately vested in full; and

(c)         All outstanding Performance Awards then held by the Participant will become immediately vested in full.

9.2.        Termination Due to Retirement. Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement:

(a)         All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve (12) months after such termination (but in no event after the expiration date of any such Option), provided, however, that any incentive stock option exercised later than three months after the date of termination shall be treated as a non-statutory stock option. Options not exercisable as of such Retirement will be forfeited and terminate; and

(b)        All Restricted Stock Awards and Restricted Stock Units then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)         All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.3.        Termination for Reasons Other than Death, Disability or Retirement. Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary):

(a)         All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve (12) months after such termination (but in no event after the expiration date of any such Option), provided, however, that any incentive stock option exercised later than three months after the date of termination shall be treated as a non-statutory stock option, and Options not exercisable as of such termination will be forfeited and terminate; and

(b)        All Restricted Stock Awards and Restricted Stock Units then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)         All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.4.        Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, the Committee may, in its sole discretion (which may be exercised in connection with the grant or after the date of grant, including following such termination), determine that upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, any Options (or any part thereof) then held by such

Participant may become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Restricted Stock Units and Performance Awards then held by such Participant may vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

9.5.        Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or the vesting of any Restricted Stock Award or Performance Award for a period of up to ninety (90) days in order for the Committee to make any determination as to the existence of Cause.

9.6.        Determination of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

10.    Payment of Withholding Taxes.

10.1.      General Rules. The Company is entitled to (a) make arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2.      Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

11.    Change in Control.

11.1.      A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs has occurred:

(a)         the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Successor;

(b)        the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c)         any Successor (as defined in Section 11.2 below), other than a Bona Fide Underwriter (as defined in Section 11.2 below), becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 25% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 11.2 below), or (ii) more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

(d)        a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

(e)         the Continuity Directors cease for any reason to constitute at least 50% or more of the Board.

11.2.      Change in Control Definitions. For purposes of this Section 11:

(a)         “Continuity Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

(b)        “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

(c)        “Successor” means any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any “affiliate” (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company’s outstanding securities ordinarily having the right to vote at the election of directors or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company; (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body or (iii) any entity that at the time of the approval of this Plan owns in excess of 10% of the Company’s common stock and its affiliates.

11.3.      Acceleration of Vesting. If a Change in Control of the Company occurs, then,: (a) all outstanding Options will become immediately exercisable in full and will remain exercisable in accordance with their terms; and (b) all outstanding Restricted Stock Awards and Restricted Stock Units will become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of cash or shares of Common Stock pursuant to outstanding Performance Awards will lapse.

11.4.      Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that:

(a)         Some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options (“Option Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Option Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares, (ii) immediately prior to such Change in Control, a number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Option Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares; or (iii) any combination of cash or shares of Common Stock with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and

(b)        any Options which, as of the effective date of any such Change in Control, are “underwater” (as defined in Section 3.2(d)) shall terminate as of the effective date of any such Change in Control; and

(c)         some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards that remain subject to issuance based upon the future achievement of any performance criteria or other future event as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

11.5.      Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 11.3 or the payment of cash or shares of Common Stock in exchange for all or part of an Option as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 11.4 will, to that extent, not apply.

12.    Rights of Eligible Recipients and Participants; Transferability.

12.1.      Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2.      Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

12.3.      Restrictions on Transfer.

(a)         Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting (in the case of Restricted Stock Awards) or settlement (in the case of Restricted Stock Units or Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)        A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)         Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

12.4.      Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13.    Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14.    Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or the NASDAQ Global Select, Global or Capital Market or similar regulatory body; or (ii) such amendment seeks to modify Section 3.2(d) hereof. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 11 of the Plan.

15.    Effective Date and Duration of the Plan.

The Plan is effective as of the Effective Date. The Plan will terminate at midnight on September 15, 2031 and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

16.    Miscellaneous.

16.1.      Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware notwithstanding the conflicts of laws principles of any jurisdictions.

16.2.      Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

TFF PHARMACEUTICALS, INC.

Annual Meeting of Stockholders
June 4, 2024 at 11:00 a.m. ET

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Harlan Weisman, M.D. and Robert Mills, with full power of substitution and resubstitution, as proxy to represent and vote all shares of Common Stock of TFF Pharmaceuticals, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the virtual Annual Meeting of the Stockholders of the Company to be held on June 4, 2024, at 11:00 a.m. ET.

THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

1.      To elect seven (7) directors to serve as members of the Board of Directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	FOR	WITHHOLD		FOR	WITHHOLD
01.Harlan Weisman, M.D.	☐	☐	05.Catherine Lee	☐	☐
02.Brandi Roberts	☐	☐	06.Michael Patane, Ph.D.	☐	☐
03.Stephen C.Rocamboli	☐	☐	07.Thomas B. King	☐	☐
04.Robert S. Mills	☐	☐

2.      To approve and adopt an amendment to our 2021 Stock Incentive Plan to increase the number of shares reserved under the plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.      To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy, when properly executed, will be voted as directed.    If no direction is made, the proxy shall be voted FOR each of the seven (7) nominees for director named in the Proxy Statement; FOR the approval of the increase the number of shares reserved under our 2021 Stock Incentive Plan; and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ____________________________________________

Signature (Co-owner) __________________________________

Dated: ____________________, 2024

☐	Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend the virtual Annual Meeting.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT
Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

☐	Via Internet:
Login to http://annualgeneralmeetings.com/tffp2024
Enter your control number (12-digit number located below)
☐	Via Mail:

☐	Via Virtual Meeting:

The Company will be hosting the meeting live via the Internet this year. In order to attend and vote at the meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of June 3, 2024 at 5:00 p.m. ET. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions.

☐	Via Fax:
(702) 433-1979

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., ET, on June 3, 2024.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.